SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section
14(a) of  the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
      [  ] Confidential, for Use of Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant
to Section 240.14a (c) or Section 241.14a-12

INTERNATIONAL SHIPHOLDING CORPORATION
____________________________________________
(Name of Registrant as Specified in its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check appropriate box):

[   ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.
[   ]  $500 per each party to the controversy pursuant to
       Exchange Act Rule 14a-6(i)(3).
[   ]  Fee computed on table below per Exchange Act Rules
       14a-6(i)(4) and 0-11.
       1)   Title of each class of securities to which
            transaction applies:
            _________________________________
       2)   Aggregate number of securities to which
            transaction applies:
            _________________________________
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange
            Act Rules 0-11 (Set forth the amount on
            which the filing fee is calculated and state
            how it was determined):
            _________________________________
       4)   Proposed maximum aggregate value of transaction:
            _________________________________
       5)   Total fee paid:
            _________________________________
[X  ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided by
       Exchange Act Rules 0-11 (a)(2) and identify the
       filing for which the offsetting fee was paid previously. Identify the previous filing registration statement number, or the Form or Schedule and the
       date of its filing.
       1)   Amount Previously Paid:
            __________________________________
       2)   Form, Schedule or Registration Statement Number:
            __________________________________
       3)   Filing Party:
            __________________________________
       4)   Date Filed:
            __________________________________

            INTERNATIONAL SHIPHOLDING CORPORATION
                         17TH FLOOR
                       POYDRAS CENTER
                     650 POYDRAS STREET
                NEW ORLEANS, LOUISIANA 70130

                  ________________________

          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                  ________________________

TO   COMMON   STOCKHOLDERS   OF  INTERNATIONAL   SHIPHOLDING
CORPORATION:

      The annual meeting of stockholders of International Shipholding Corporation will be held in the Executive Board Room, 17th Floor, Poydras Center, 650 Poydras Street, New Orleans, Louisiana, on Wednesday, April 17, 1996 at 2:00 p.m., New Orleans time, for the following purposes:

     (i)     to  elect  a board of nine directors  to  serve
     until  the  next annual meeting of         stockholders
     and until their successors are elected and qualified;

     (ii)    to ratify the appointment of Arthur Andersen  &
     Co.,   certified  public  accountants,  as  independent
     auditors for the Corporation for the fiscal year ending
     December 31, 1996;

     (iii) to consider and vote upon a proposal to amend the Corporation's Certificate of Incorporation to regulate the ownership of the capital stock of the Corporation by persons who are not citizens of the United States; and

       (iv) to transact such other business as may properly come before the meeting or any adjournment thereof.

      Only common stockholders of record at the close of business on March 1, 1996, are entitled to notice of and to vote at the annual meeting.

      All stockholders are cordially invited to attend the meeting in person. However, if you are unable to attend in person and wish to have your stock voted, PLEASE FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Your proxy may be revoked by appropriate notice to the Secretary of International Shipholding Corporation at any time prior to the voting thereof.

                               BY ORDER OF THE BOARD OF DIRECTORS




                                   GEORGE DENEGRE
                                      SECRETARY
New Orleans, Louisiana
March 12, 1996

<PAGE 1>

            INTERNATIONAL SHIPHOLDING CORPORATION
                         17TH FLOOR
                       POYDRAS CENTER
                     650 POYDRAS STREET
                NEW ORLEANS, LOUISIANA 70130

                  ________________________

                       PROXY STATEMENT
                  ________________________


      This Proxy Statement is furnished to stockholders of International Shipholding Corporation (the "Corporation") in connection with the solicitation on behalf of the Board of Directors of proxies for use at the annual meeting of stockholders of the Corporation to be held on Wednesday, April 17, 1996, at 2:00 p.m., New Orleans time, in the Executive Board Room, 17th Floor, Poydras Center, 650 Poydras Street, New Orleans, Louisiana. The approximate date of mailing of this Proxy Statement and the enclosed form of proxy is March 12, 1996.


      Only holders of record of the Corporation's Common Stock at the close of business on March 1, 1996, are entitled to notice of and to vote at the meeting. On that date, the Corporation had outstanding 6,682,887 shares of Common Stock, each of which is entitled to one vote.

     The enclosed proxy may be revoked by the stockholder at any time prior to the exercise thereof by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date. The proxy will be deemed revoked if the stockholder is present at the annual meeting and elects to vote in person.

      The cost of soliciting proxies in the enclosed form will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph; and banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Corporation will, upon request, reimburse such parties for their expenses incurred in connection therewith.

<PAGE 2>

                   PRINCIPAL STOCKHOLDERS

      The following persons were known by the Corporation to own beneficially more than five percent of its Common Stock (the only outstanding voting security of the Corporation) as of March 1, 1996 unless otherwise indicated. The information set forth below has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 based upon information furnished by the persons listed. Unless otherwise indicated, all shares shown as beneficially owned are held with sole voting and investment power.


                                        Amount and
                                        Nature of       Percent
                                        Beneficial         of
 Name and Address                       Ownership        Class
 __________________                    ____________     _______
Niels W. Johnsen (1)                     1,033,139 (2)  15.46%
     (Chairman of the Board
     of the Corporation)
     One Whitehall Street
     New York, New York 10004

Erik F. Johnsen(1)                         793,660 (3)  11.88%
     (President and Director
     of the Corporation)
     650 Poydras Street
     New Orleans, Louisiana 70130

FMR Corp.                                  611,375 (4)   9.15%
     82 Devonshire Street
     Boston, Massachusetts 02109

Niels M. Johnsen (1)                       507,126 (5)   7.59%
     (Vice President of the Corporation)
     One Whitehall Street
     New York, New York 10004

Sanford C. Bernstein & Co., Inc.           393,854(6)    5.89%
     One State Street Plaza
     New York, New York  10004

David L. Babson & Co., Inc.                447,056(7)    6.69%
     One Memorial Drive
     Cambridge, Massachusetts 02142-1300

T. Rowe Price Associates, Inc.             406,563(8)    6.08%
     100 East Pratt Street
     Baltimore, Maryland  21202

Dimensional Fund Advisors, Inc.            336,879(9)    5.04%
     1299 Ocean Avenue
     Santa Monica, California 90401

_____


(1)  Niels  W.  Johnsen  and Erik F. Johnsen  are  brothers.
     Niels M. Johnsen is the son of Niels W. Johnsen.

(2) Includes 224,622 shares owned by a corporation of which Mr. Johnsen is a controlling shareholder. Also includes 224,342 shares held in Grantor Retained Annuity Trusts of which Niels W. Johnsen is income and principal beneficiary.

(3) Includes 232,319 shares held as Agent and Attorney-in-Fact with full rights of voting, disposition, or otherwise for the benefit of Erik F. Johnsen's
     children.   Also  includes 7,375 shares  owned  by  Mr.
     Johnsen's wife.

(4)  Based  on  information contained in a joint  filing  on
     Schedule  13G  as of December 31, 1995  by  FMR  Corp.,
     Edward  C.  Johnson  3d, Abigail P.  Johnson,  Fidelity
     Management & Research Company and

<PAGE 3>

     Fidelity Capital Appreciation Fund. Sole voting power is held only with respect to 11,375 of the shares
     reported.   Fidelity Management & Research  Company,  a
     wholly owned subsidiary of FMR Corp. and an investment adviser, is the beneficial owner of all 611,375 shares or 9.15% of the Corporation's Common Stock as a result
     of   acting   as  an  investment  adviser  to   various
     investment companies and as a result of acting as a sub-adviser to a unit trust established and authorized under the laws of England. The ownership of one
     company,   Fidelity   Capital   Appreciation   Company,
     amounted to 600,000 shares or 8.98% of the Common Stock of the Corporation.

(5) Includes 2,968 shares held in trust for Niels M. Johnsen's daughter of which he is a trustee. Also includes 224,622 shares owned by a corporation of which Mr. Johnsen is a Vice President and Director and 224,342 shares held as a Co-trustee under Grantor Retained Annuity Trusts referred to in footnote 2. Includes 18,750 shares held by the Niels W. Johnsen Foundation of which Niels M. Johnsen is a director.

(6) Based on information contained in Schedule 13G as of December 31, 1995. Includes 273,037 shares beneficially owned with sole voting power and 9,302 shares beneficially owned with shared power to vote. Sole dispositive power reported with respect to all 393,854 shares.

(7) Based on information contained in Schedule 13G as of December 31, 1995. Includes 306,331 shares beneficially owned with sole voting power and 140,725 shares beneficially owned with shared power to vote. Sole dispositive power reported with respect to all 447,056 shares.

(8) Based on information contained in Schedule 13G as of December 31, 1995. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. Sole voting power is held only with respect to 22,500 of the shares reported. For the purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(9) Based on information contained in Schedule 13G as of December 31, 1995. Includes 300,279 shares beneficially owned with sole voting power. Sole dispositive power reported with respect to all 336,879 shares. Persons who are officers of Dimensional Fund Advisors Inc. also serve as officers of DFA Investment Dimensions Group Inc., (the "Fund") and The DFA Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Company Act of 1940. In their capacities as officers of the Fund and the Trust, these persons vote 32,850 additional shares which are owned by the Fund and 3,750 shares which are owned by the Trust.

      As of March 1, 1996, Niels W. Johnsen and Erik F. Johnsen were the beneficial owners of a total of 1,826,799 shares (27.34%) of the Corporation's Common Stock, and, to the extent they act together, they may be deemed to be in control of the Corporation.

<PAGE 4>

                    ELECTION OF DIRECTORS

      The by-laws of the Corporation authorize the Board of Directors to fix the size of the Board. Pursuant thereto, the Board of Directors has fixed the number of directors at nine and proxies cannot be voted for a greater number of persons. Unless authority to vote for the election of directors is withheld, the persons named in the enclosed proxy will vote for the election of the nine nominees named below to serve until the next annual meeting and until their successors are duly elected and qualified. In the unanticipated event that any of the nominees cannot be a candidate at the annual meeting, the shares represented by the proxies will be voted in favor of such replacement nominees as may be designated by the Board of Directors.

      The following table sets forth certain information as of March 1, 1996, concerning the nominees, all of whom are now serving a one year term as a director, and all directors and executive officers as a group, including their beneficial ownership of shares of each class of equity securities of the Corporation as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise indicated, (i) each nominee has been engaged in the principal occupation shown for more than the past five years and (ii) the shares of the Corporation's Common Stock shown as being beneficially owned are held with sole voting and investment power. Niels W. Johnsen, Erik F. Johnsen, Laurance Eustis, Raymond V. O'Brien and Harold S. Grehan, Jr. each first became a director of the Corporation in early 1979, when the Corporation was formed. Niels M. Johnsen and Edwin Lupberger became directors in 1988. Edward K. Trowbridge and Erik L. Johnsen became directors in 1994.

THE  BOARD  OF DIRECTORS RECOMMENDS A VOTE FOR EACH  OF  THE
NOMINEES BELOW.


Name, Age, Principal Occupation          Shares of
and Directorship in Other Public       Common Stock        Percent
Corporations                        Beneficially Owned     of Class
_______________________________   _____________________    _________
Niels  W. Johnsen, 73 (1)(2)           1,033,139(10)        15.46%
    Chairman of the Board of the
    Corporation;
    director and trustee,
    Atlantic Mutual Companies,
    insurance; director,
    Reserve Fund, Inc., a money
    market fund

Erik  F.  Johnsen, 70 (2)(3)             793,660(11)        11.88%
    President of the Corporation;
    director, First Commerce
    Corporation, a bank holding company

Laurance  Eustis, 82                      25,000(12)          .37%
    Chairman of the Board of
    Eustis Insurance, Inc.,
    mortgage banking and
    general insurance;
    director, First Commerce
    Corporation, a bank holding
    company; director, Pan American Life
    Insurance Company

Raymond V. O'Brien, Jr., 68 (4)            5,936             .09%
   Director, Emigrant Savings Bank,
   New York

Harold  S. Grehan, Jr., 68 (5)           102,020            1.53%
    Vice President of the Corporation

Niels  M.  Johnsen, 50 (2)(6)            507,126(13)        7.59%
    Vice President of the Corporation

Edwin  Lupberger, 59 (7)                   1,249            .02%
    Chairman of the Board, President,
    Chief Executive
    Officer and Director of Entergy
    Corporation ("Entergy")
    and Entergy Services, Inc.;
    Chairman of the Board,
    Chief Executive Officer and
    director of its subsidiaries;
    director, First Commerce
    Corporation, a bank holding company

<PAGE 5>

Name, Age, Principal Occupation           Shares of
Directorship in Other Public            Common Stock        Percent
Corporations                         Beneficially Owned     of Class
_________________________________   ____________________    ________

Edward K. Trowbridge, 67 (8)                 625(14)          .01%

Erik  L. Johnsen, 38 (2)(9)               64,159(15)          .96%
    Vice President of the Corporation

All executive officers and
directors as a group (11 persons)      2,048,952            30.66%

_________

(1)Niels W. Johnsen has served as Chairman and Chief Executive Officer of the Corporation since its formation in 1979 and is also the Chairman and Chief Executive
   Officer of each of the Corporation's principal subsidiaries. He was one of the founders of Central Gulf Lines, Inc. ("Central Gulf"), one of the Corporation's principal subsidiaries, in 1947.

(2)Niels  W.  Johnsen  and  Erik F.  Johnsen  are  brothers.
   Niels  M.  Johnsen is the son of Niels W. Johnsen.   Erik
   L. Johnsen is the son of Erik F. Johnsen.

(3)Erik F. Johnsen has been President, Chief Operating Officer and a director of the Corporation since its formation in 1979 and is also President and Chief Operating Officer of each of the Corporation's principal subsidiaries, except Waterman Steamship Corporation for which he serves as Chairman of the Executive Committee. He was one of the founders of Central Gulf in 1947.

(4)Mr.  O'Brien  served as Chairman of the Board  and  Chief
   Executive  Officer  of  the Emigrant  Savings  Bank  from
   January, 1978 through December, 1992.

(5)Mr. Grehan has served as Vice President and a director of the Corporation since its formation in 1979.

(6)Niels M. Johnsen joined Central Gulf in 1970 and held various positions before being named Vice President in 1986.

(7)Mr.  Lupberger has been the Chairman of the Board,  Chief
   Executive Officer and Director of Entergy Corporation since December, 1985.

(8)Mr. Trowbridge served as Chairman of the Board and Chief Executive Officer of Atlantic Mutual Companies from
   July, 1988 through November, 1993. He served as President and Chief Operating Officer of the Atlantic Mutual Companies from 1985 until 1988.

(9)Erik L. Johnsen joined Central Gulf in 1979 and held various positions before being named Vice President in 1987.

(10) Includes 224,622 shares owned by a corporation of which Niels W. Johnsen is the controlling shareholder. Also includes 224,342 shares held in Grantor Retained Annuity Trusts of which Niels W. Johnsen is income and principal beneficiary.

(11) Includes 232,319 shares held as Agent and Attorney-in-Fact with full rights of voting, disposition, or otherwise for the benefit of Erik F. Johnsen's children. Mr. Johnsen disclaims beneficial ownership of such shares. Also includes 7,375 shares owned by Erik F. Johnsen's wife.

(12) Total shares in the amount of 25,000 held in trust for Mr. Eustis and wife. Mr. Eustis is trustee with full voting and dispository power.

(13) Includes 2,968 shares held in trust for Niels M. Johnsen's daughter of which he is a trustee. Also includes 224,622 shares owned by a corporation of which Mr. Johnsen is a Vice President and Director and 224,342 shares held as Co-trustee under Grantor Retained Annuity Trusts referred to in footnote 10. Includes 18,750 shares held by the Niels W. Johnsen Foundation of which Niels M. Johnsen is director.

(14)    Shares owned jointly with wife.

(15) Includes 35,022 shares held by Erik F. Johnsen as Agent and Attorney-in-Fact for benefit of Erik L. Johnsen, referred to in footnote 11 above. Also includes 5,500 shares held in trust for Erik L. Johnsen's two sons of which he is a trustee.

<PAGE 6>

      During 1995, the Board of Directors of the Corporation held four meetings. Each non-officer director received fees of $15,000 per year plus $750 for each meeting of the Board or a committee thereof attended ($375 if the committee meeting was held on the same day as a Board meeting). Effective January 1, 1996 each non-officer director will receive fees of $16,000 per year. Additionally, each non-officer director will receive $1,000 for each meeting of the Board or a committee thereof attended.

      The Board of Directors has an audit committee on which Messrs. Eustis, O'Brien and Lupberger serve. The audit committee has general responsibility for meeting from time to time with representatives of the Corporation's independent auditors in order to obtain an assessment of the financial position and results of operations of the Corporation and report to the Board with respect thereto. The committee met once in 1995.

<PAGE 7>

                   EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

      The following table sets forth for the fiscal years ended December 31, 1993, 1994 and 1995 the compensation paid by the Corporation with respect to the Chief Executive
Officer and the four most highly compensated executive officers whose annual salary and bonus exceeded an aggregate of $100,000 for fiscal year 1995:


                 SUMMARY COMPENSATION TABLE


Name and                                            All  Other
Principal Position     Year   Salary    Bonus(1)   Compensation
__________________    _______ ________  _______    ____________
Niels W. Johnsen,
   Chairman
   of the Board of the
   Corporation          1995 $330,000  $ 74,250       $31,344(2)
                        1994  330,000    99,000        31,344(2)
                        1993  330,000    86,625        17,245(2)

Erik F. Johnsen,
   President
   of the Corporation   1995  330,000    74,250        17,132(3)
                        1994  330,000    99,000        17,132(3)
                        1993  330,000    86,625         8,295(3)

Niels M. Johnsen, Vice
    President of the
    Corporation         1995  172,500    45,000           500(4)
                        1994  135,000    43,500           500(4)
                        1993  123,400    34,125           500(4)

Harold S. Grehan, Vice
    President of the
    Corporation         1995  137,000    30,825             0
                        1994  124,500    41,100             0
                        1993  118,125    31,500             0

Erik L. Johnsen, Vice
    President of the
    Corporation         1995  132,500    32,625             0
                        1994  120,000    36,000             0
                        1993  109,167    31,500             0

__________

(1)Represents cash bonuses earned with respect to services rendered during 1995, 50% of which was paid in 1996 and 25% of which is to be paid in each of years 1997 and 1998.

(2)The Corporation has an agreement with Niels W. Johnsen whereby his estate will be paid approximately $822,000 upon his death. To fund this death benefit, the Corporation has acquired a life insurance policy at a cost of $31,344 in 1995, $31,344 in 1994 and $17,245 in
   1993.

(3)The Corporation has an agreement with Erik F. Johnsen whereby his estate will be paid approximately $626,000 upon his death. To fund this death benefit, the Corporation has acquired a life insurance policy at a cost of $17,132 in 1995, 17,132 in 1994 and $8,295 in
   1993.

(4)Consists of contributions made by the Corporation to its 401(k) plan on behalf of the employee.

<PAGE 8>

PENSION PLAN

     The Corporation has in effect a defined benefit pension plan, in which all employees of the Corporation and its domestic subsidiaries who are not covered by union sponsored plans may participate after one year of service. Computation of benefits payable under the plan is based on years of service and the employee's highest sixty (60) consecutive months of compensation, which is defined as a participant's base salary plus overtime, excluding incentive pay, bonuses or other extra compensation, in whatever form. The following table reflects the estimated annual retirement benefits (assuming payment in the form of a straight life annuity) an executive officer can expect to receive upon retirement at age 65 under the plan, assuming the years of service and compensation levels indicated below:

                                        Years of Service
                         ________________________________________
Earnings                    15         20        25    30 or more
_______________          ________  ________  ________ ___________
$100,000                  $22,061   $29,415   $36,769   $44,123
$150,000                   34,436    45,915    57,394    68,873
$200,000                   46,811    62,415    78,019    93,623
$250,000                   59,186    78,915    98,644   118,373
$300,000                   71,561    95,415   119,269   143,123
$350,000                   83,936   111,915   139,894   167,873


This table does not reflect the fact that the benefit provided by the Retirement Plan's formula is subject to certain constraints under the Internal Revenue Code. For 1996, the maximum annual benefit generally is $120,000 under Code Section 415. Furthermore, under Code Section 401(a)(17), the maximum annual compensation that may be reflected in 1996 is $150,000. These dollar limits are subject to cost of living increases in future years.


       Each of the individuals named in the Summary Compensation Table set forth above is a participant in the plan and, for purposes of the plan, was credited during 1995 with the salary shown next to his name in such table. At December 31, 1995, such individuals had 48, 43, 24, 37 and 16 credited years of service, respectively, under the plan. The plan benefits shown in the above table are not subject to deduction or offset by Social Security benefits.

     BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

       Decisions on compensation of the Corporation's executive officers are made by the Board of Directors. Set forth below is a report submitted by the Board addressing the Corporation's executive compensation policies for 1995.

      The Corporation's executive compensation structure is comprised of salaries and annual cash bonuses. The salaries of Messrs. Niels W. and Erik F. Johnsen, Chairman of the Board and President, respectively, were set at $330,000 by the Board in 1990 and have not been increased. The Board delegates to Niels W. and Erik F. Johnsen the power to set the salaries of the other executive officers.

      The Board believes that a significant portion of executive compensation should be tied to corporate performance. The Board also believes that the efforts of individual officers and employees can have a direct impact on the ability of the Corporation to reduce and control general and administrative expenses. The Officers Bonus Plan for 1995 (the "1995 Plan") adopted by the Board was made up of two components, one

<PAGE 9>

based  on  the achievement of certain profit levels  by  the
Corporation and the other based on reductions in the Corporation's administrative and general expenses. The 1995 Plan offered an opportunity for all officers to earn incentive cash bonuses of up to 30% of salary. An officer had an opportunity to earn a cash bonus of between 3.75% and 22.5% of salary if certain corporate profit targets were reached. An officer could earn a cash bonus of between 1.25% and 7.5% of salary if administrative and general expenses were reduced to certain levels. Based on the level of profit and reduction of expenses achieved in 1995, each executive officer earned a cash bonus equal to 22.5% of salary.

      In order to encourage the executive officers to remain employed by the Corporation, one-half of the 1995 bonus was paid in early 1996 and the remaining portion will be paid one-half in 1997 and one-half in 1998, if the officer remains employed by the Corporation on the date of payment. Future bonus payments are not forfeited, however, if employment terminates as the result of eligible retirement, death or curtailment of operations of the Corporation.

      Since each executive officer's annual compensation is substantially less than $1 million, the Board does not believe that any action is necessary in order to ensure that all executive compensation will continue to be deductible by the Corporation under the Omnibus Budget Reconciliation Act of 1993.
             Submitted by the Board of Directors
               Niels W. Johnsen         Erik F. Johnsen
               Laurance Eustis          Raymond V. O'Brien, Jr.
               Harold S. Grehan, Jr.    Niels M. Johnsen
               Edwin Lupberger          Edward K. Trowbridge
               Erik L. Johnsen


                BOARD OF DIRECTOR INTERLOCKS,
       INSIDER PARTICIPATION IN COMPENSATION DECISIONS
                  AND CERTAIN TRANSACTIONS


      Decisions  as  to  the compensation of  the  executive
officers of the Corporation are made by the Board of Directors. Five of the nine members of the Board, Messrs. Niels W. Johnsen, Erik F. Johnsen, Harold S. Grehan, Jr., Niels M. Johnsen and Erik L. Johnsen are executive officers of the Corporation and participated in decisions as to the 1995 Officer Bonus Plan. Decisions on salary increases for executive officers other than themselves were made by Niels
W. Johnsen and Erik F. Johnsen. No executive officer of the Corporation served during the last fiscal year as a director, or member of the compensation committee, of another entity, one of whose executive officers served as a director of the Corporation.

       Furnished  below  is  information  regarding  certain
transactions  in  which  officers  and  directors   of   the
Corporation had an interest during 1995.

      The law firm of Jones, Walker, Waechter, Poitevent, Carrere and Denegre has represented the Corporation since its inception. A son of the President of the Corporation became a partner in the firm during 1992. Fees paid to the firm for legal services rendered to the Corporation during 1995 were $1,301,000. The Corporation believes that these services are provided on terms at least as favorable to the Corporation as could be obtained from unaffiliated third parties.

<PAGE 10>

                     PERFORMANCE  GRAPH

       The following performance graph compares the performance of the Corporation's Common Stock to the S & P 500 Index and to an Industry Peer Group published by Value Line, Inc. (which includes OMI Corporation, Overseas Shipholding Group, American President Lines, Stolt Tankers, Sea Containers Limited and Alexander and Baldwin) for the Corporation's last five fiscal years.


            COMPARATIVE FIVE-YEAR TOTAL RETURNS*
         INT'L SHIPHOLDING CORP, S&P 500, PEER GROUP
            (PERFORMANCE RESULTS THROUGH 1/22/96)


                Starting
Description      Basis    1991     1992     1993    1994     1995
____________    ________  ______  ______   ______  ______    _____
INTL SHIPHLDING  $100.00  $109.75  $ 91.93 $ 94.74  $100.13  $134.55
S & P 500        $100.00  $130.47  $140.41 $154.56  $156.60  $214.86
PEER GROUP       $100.00  $146.22  $124.63 $157.85  $150.22  $159.35


________________
Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in ISH common stock, S&P 500, and Peer Group. *Cumulative total return assumes reinvestment of dividends.

<PAGE 11>

  PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS


       The Corporation's 1995 financial statements were audited by Arthur Andersen & Co. The Board of Directors has appointed Arthur Andersen & Co. as independent auditors of the Corporation for the fiscal year ending December 31,1996, and is submitting that appointment to its stockholders for ratification at the annual meeting. Arthur Andersen & Co. has served as the Corporation's auditors since its inception in 1979. If the stockholders do not ratify the Board of Directors' appointment of Arthur Andersen & Co. by the affirmative vote of at least a majority of the shares of Common Stock represented at the meeting in person or by
proxy,  the  selection  of  independent  auditors  will   be
reconsidered by the Board.


        THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL



     PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION


GENERAL

     The Board of Directors of the Corporation has adopted unanimously a resolution proposing an amendment (the "Amendment") to the Certificate of Incorporation of the Corporation to enable the Corporation to regulate the ownership of its capital stock by persons who are not citizens of the United States. The Amendment, a copy of which is attached hereto as Appendix A and is incorporated herein by reference, is intended to assure that the Corporation will continue to satisfy the domestic stock ownership requirements of the Merchant Marine Act, 1920, as amended, the Merchant Marine Act, 1936, as amended, and the Shipping Act, 1916, as amended (collectively, the "Maritime Laws"). The Corporation must comply with these stock ownership requirements in order to assure that it will continue to be permitted to engage in United States coastwise trade, as well as participate in certain financing, operating differential subsidy or other maritime subsidy programs administered by the United States Maritime Administration ("MARAD").

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation is required to approve the Amendment. THE BOARD OF DIRECTORS
BELIEVES THE AMENDMENT IS IN THE BEST INTEREST OF THE CORPORATION AND ITS STOCKHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ITS ADOPTION.

DESCRIPTION OF AMENDMENT PROVISIONS

     If the Amendment is adopted, any transfer or purported transfer of shares of the Capital Stock (as defined below) of the Corporation that would result in the ownership by Non-Citizens (as defined below) of Capital Stock having more than 23% (the "Permitted Amount") of the Total Voting Power (as defined below) of the Corporation would be void and would not be effective against the Corporation except for the purpose of enabling the Corporation to effect certain remedies that are described below. The Amendment defines Capital Stock as any class or series of capital stock of the Corporation (other than such class or classes of the Corporation's stock, if any, that MARAD permits to be excluded from the determination of whether the Corporation is in compliance with the citizenship requirements of the Maritime Laws), and defines Total Voting Power as the total
number  of  votes  that  may  be  cast  by  shares  of   the
Corporation's capital stock with respect to the election of its directors.

<PAGE 12>

     The Amendment further defines a Non-Citizen as any Person (defined as including an individual, corporation, partnership, limited liability company, trust, joint venture or other association) other than a Citizen, and a Citizen is defined as:

       (i) any  individual who is a citizen  of  the  United
States;

      (ii) any corporation, partnership, association or limited liability company (A) that is organized under the laws of the United States or of a state, territory, district or possession thereof, (B) of which not less than 75% of its stock or equity interest is beneficially owned by Persons who are Citizens, (C) whose president or chief executive officer, chairman of the board of directors and all officers authorized to act in the absence or disability of such Persons are Citizens (or, in the case of a partnership, all of its general partners are Citizens), and (D) of which more than 50% of the number of its directors (or equivalent persons) necessary to constitute a quorum are Citizens;

     (iii) any joint venture (if not an association, corporation or partnership) (A) that is organized under the laws of the United States or of a state, territory, district or possession thereof and (B) all co-venturers of which are Citizens; and

     (iv) any trust (A) that is domiciled in and existing under the laws of the United States or of a state, territory, district or possession thereof, (B) the trustee of which is a Citizen, and (C) of which not less than a 75% interest is held for the benefit of Citizens.

    Under the Amendment, voting rights will be denied to any shares owned by Non-Citizens in excess of the Permitted Amount (the "Excess Shares"), and dividends will be withheld by the Corporation with respect to such Excess Shares, pending transfer of the Excess Shares to a Citizen or a reduction in the aggregate number of shares owned by Non-Citizens to or below the Permitted Amount. The Corporation's Board of Directors will have the power to make a conclusive determination as to those shares of the Corporation capital stock that constitute the Excess Shares. This determination will be made by reference to the most recent acquisitions of shares of Capital Stock of the Corporation by Non-Citizens.

     In addition, the Amendment would authorize, but not require, the Corporation to redeem shares of Capital Stock owned by Non-Citizens in excess of the Permitted Amount in order to reduce ownership by Non-Citizens to the Permitted Amount. The redemption price would be equal to (i) the average of the closing price of such shares on the New York Stock Exchange (or, if the Capital Stock is not traded on the New York Stock Exchange, on any other national security exchange on which it is listed, and if not listed on any national security exchange, the closing sales prices on the NASDAQ National Market, and if not so quoted, the mean between the representative bid and ask prices as quoted by NASDAQ or other generally recognized reporting system, and if not so quoted, as determined in good faith by the Board of Directors) during the 10 trading days prior to the notice of redemption and (ii) any dividend or other distribution declared with respect to such shares prior to the date such shares are called for redemption but which has been withheld by the Corporation. The Corporation would have the option to pay the redemption price for any shares owned by Non-Citizens in excess of the Permitted Amount in cash or by delivery of a promissory note having a maturity of not more than ten years from the date of issuance and bearing interest at a rate equal to the then current coupon rate of a 10-year Treasury note.

      The  Amendment  would  also  authorize  the  Board  of
Directors to implement in the future measures necessary or desirable to assure that it can monitor effectively the citizenship of the holders of its Capital Stock. To that end, the Board would have the authority to require proof of citizenship, of existing or prospective stockholders, as well as to implement and maintain a dual stock certificate system under which

<PAGE 13>

different forms of stock certificates representing outstanding shares of the Company's Capital Stock would be issued to Citizens or Non-Citizens. If a dual stock certificate system were to be implemented, any stock certificate surrendered for transfer thereafter would have to be accompanied by a citizenship certificate signed by the transferee and any additional proof of citizenship requested by the Corporation or its transfer agent, with the transfer agent then registering the transfer and issuance of a new stock certificate designated as Citizen or Non-Citizen depending upon the citizenship of the new owner. In addition, to the extent necessary to enable the Corporation to determine the number of shares owned by Non-Citizens for purposes of submitting the proof of United States citizenship required under the Maritime Laws, the Corporation could require record holders and beneficial owners from time to time to confirm their citizenship status and could, in the discretion of the Board of Directors, temporarily withhold dividends payable, and deny voting rights, with respect to the shares of Capital Stock held by any such record holder and beneficial owner until confirmation of its citizenship status is received. The Corporation's management has been advised by its transfer agent and by certain nominee holders of the Corporation's Common Stock (including The Depository Trust Company) that dual stock certificate systems for other similarly situated companies are currently in place and that the transfer agent would be able to implement procedures pursuant to which the Corporation would be able to monitor the citizenship of the beneficial owners of its securities following the implementation of a dual stock certificate system.

    Based on its current low level of stock ownership by Non-Citizens, the Board of Directors has determined that it is unnecessary to implement a dual stock certificate system at
this  time.   However,  the Board of  Directors  intends  to
review periodically its level of stock ownership by Non-Citizens, and it is possible that the Board would implement a dual stock certificate system if the level of stock
ownership  by  Non-Citizens  materially  increases  in   the
future.   Stockholders  should not seek  to  exchange  their
stock   certificates  at  this  time.   If  a   dual   stock
certificate   system   is   implemented   in   the   future,
instructions  regarding the exchange  of  outstanding  stock
certificates   for   "Citizen"   and   "Non-Citizen"   stock
certificates will be mailed to the stockholders of the Corporation at that time.

BACKGROUND AND PURPOSE OF THE AMENDMENT

     Under the Maritime Laws, the Corporation must be a Citizen of the United States in order for its vessels to lawfully transport passengers and merchandise between points in the United States (defined as "operating in the coastwise trade"). In addition, maintaining its status as a Citizen is a condition to the Corporation's right to participate in certain financing, operating differential subsidy and other maritime subsidy programs administered by the United States Maritime Administration.

     In order to be a Citizen, not less than 75% of the Corporation's Capital Stock must be beneficially owned by Citizens. Under regulations issued by the Secretary, a corporation may use the "fair inference test" in proving its status as a Citizen. Under the fair inference test, the Secretary will infer that the 75% ownership requirement has been satisfied if 95% of the mailing addresses of the corporation's stockholders are within the United States. The Corporation monitors its stock ownership records to verify its continuing compliance with the stock ownership requirements, and, to date, has been able to use the fair inference test. However, it is possible that future changes in ownership of the Corporation's Capital Stock would eliminate the availability of the fair inference test. If the fair inference test is not satisfied, the regulations require a corporation to prove that the ultimate owners of at least 75% of its Capital Stock are Citizens. Moreover, the regulations also require a corporation to supply citizenship information regarding any stockholder owning 5% or more of its issued and outstanding Capital Stock. Thus far, the Corporation has also been successful in obtaining the requisite proof of citizenship from its major stockholders. Nevertheless, in view of the

<PAGE 14>

potentially serious consequences (discussed below) of the Corporation's failure to prove that it meets the citizenship requirements of the Maritime Laws, and in view of the potential difficulty in establishing its status as a Citizen if there is any material change in the composition of its stockholders, the Board of Directors believes that implementation of the Amendment is highly desirable.

     Certain of the Corporation's operations, including its subsidized U.S. flag LASH (Lighter Aboard Ship) operations and its carriage of U.S. foreign aid cargoes, require it to be a Citizen. Failure to maintain its citizenship status would jeopardize the ability of the Corporation to continue these operations. In addition, the Corporation also is a participant in an operating differential subsidy program and other maritime subsidy programs administered by MARAD. The Corporation's entitlement to these subsidies is also dependent on its status as a Citizen. For the year ended December 31, 1995, the subsidies amounted to $22.7 million.

     The Corporation also owns vessels financed under Title XI of the Merchant Marine Act, 1936, as amended (the obligations of the Corporation relating to such vessels being referred to herein as the "Title XI Contracts"), and the United States has guaranteed the obligations issued to finance those vessels. Pursuant to the Title XI Contracts, the Corporation must submit to the Secretary of Transportation (the "Secretary"), within 30 days after each annual meeting of stockholders, proof that the Corporation is a United States citizen. If the Corporation were to fail to submit the required proof of United States citizenship, and the Secretary gave appropriate notice, the indenture trustee under the Title XI Contracts and the holders of obligations would have the right to demand payment of the guarantees by the United States, and the Secretary would have the right to accelerate the obligations under the Title XI Contracts, in which case, the Corporation's other debt facilities could also be accelerated. The principal amount of the obligations outstanding under the Title XI Contracts was approximately $50.4 million as of December 31, 1995.

EFFECT OF AMENDMENT ON STOCKHOLDERS

     Although the implementation of the Amendment will not affect the rights of the Corporation's stockholders who are Citizens to hold its outstanding Common Stock, if the number of shares of Common Stock held by Non-Citizens approaches the Permitted Amount, the ability of stockholders of the Corporation who are Citizens to sell Common Stock to Non-Citizens may be curtailed, which could have an adverse effect on the liquidity of their holdings of Common Stock. Because sales of Common Stock of the Corporation by Citizens and Non-Citizens to Citizens will not be affected by the implementation of the Amendment, any such effect is not expected to be material.

     Based on information supplied to the Corporation by its transfer agent, approximately .01% of the Common Stock of the Corporation outstanding was held of record by Non-Citizens as of March 1, 1996. Although record ownership is not necessarily indicative of the beneficial ownership of such shares, the Board of Directors has no reason to believe that the percentage of the Common Stock of the Corporation beneficially owned by Non-Citizens is materially higher than the percentage reflected in its stock transfer records. Because any remedies that may be imposed by the Corporation pursuant to the Amendment will be imposed solely on the Excess Shares, determined as described above, and because it is not expected that there will be any Excess Shares at the time the Amendment is approved, implementation of the Amendment is not expected to have any immediate effect on current stockholders of the Corporation.

<PAGE 15>

                        OTHER MATTERS


QUORUM AND VOTING OF PROXIES

      The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Corporation is necessary to constitute a quorum. If a quorum is present, directors will be elected by plurality vote, the affirmative vote of a majority of the outstanding shares of Common Stock of the Corporation will be necessary to approve the Amendment, and the vote of a majority of the Common Stock present or represented will decide all other questions properly brought before the meeting.

      All proxies in the form enclosed received by the Board of Directors will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the nominees named above and in favor of the proposals specified above.

      The Board of Directors does not know of any matters to be presented at the annual meeting other than the election of directors, the Proposed Amendment and the ratification of the selection of independent auditors. However, if any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.


EFFECT OF ABSTENTION AND BROKER NON-VOTES

      Because directors are elected by plurality vote, abstentions and broker non-votes will not affect the election of directors. To be adopted, the Proposed Amendment must be approved by the affirmative vote of a majority of the outstanding shares of Common Stock of the Corporation; accordingly, abstentions and broker non-votes will have the same effect as a vote "against" the Amendment. With respect to the proposal to ratify the selection of independent auditors and any other matter that is properly before the meeting, an abstention from voting on the proposal by a shareholder will have the same effect as a vote "against" the proposal, and a broker non-vote will be counted as "not present" with respect to the proposal and therefore will have no effect on the outcome of the vote with respect thereto.


STOCKHOLDER PROPOSALS

      Any stockholder who desires to present a proposal qualified for inclusion in the Corporation's proxy material relating to the 1997 annual meeting must forward the proposal to the Secretary of the Corporation at the address shown on the first page of this Proxy Statement in time to arrive at the Corporation prior to November 8, 1996.



                               BY ORDER OF THE BOARD OF DIRECTORS


                                          GEORGE DENEGRE
                                             Secretary

New Orleans, Louisiana
March 12, 1996

APPENDIX A

             INTERNATIONAL SHIPHOLDING CORPORATION

                       PROPOSED AMENDMENT
                               TO
                  CERTIFICATE OF INCORPORATION

     Pursuant to the proposed Amendment of the Corporation's
Certificate of Incorporation, Articles V through IX are hereby renumbered as Articles VI through X and a new Article
V is hereby added to read in its entirety as follows:

                           ARTICLE V

         LIMITATIONS ON OWNERSHIP BY NON-U.S. CITIZENS

      A. PURPOSE. The provisions of this Article V are intended to assure that the Company remains in continuous compliance with the citizenship requirements of the Merchant Marine Act, 1920, as amended, the Merchant Marine Act, 1936, as amended, the Shipping Act, 1916, as amended, and the regulations promulgated thereunder, as such laws and regulations are amended from time to time (collectively, the "Maritime Laws"). It is the policy of the Company that Non-Citizens should not Beneficially Own, individually or in the aggregate, any shares of the Company's Capital Stock in excess of the Permitted Amount. If the Board of Directors of the Company should conclude in its sole discretion at any time that Non-Citizens have become, or are about to become, the Beneficial Owners, individually or in the aggregate, of shares of Capital Stock in excess of the Permitted Amount, the Board of Directors may by resolution duly adopted declare that any or all of the provisions of subparagraphs C, D and E of this Article V shall apply.

      B. DEFINITIONS. For purposes of this Article V, the following terms shall have the meanings specified below:

      1. A Person shall be deemed to be the "Beneficial Owner" of, or to "Beneficially Own," shares of Capital Stock to the extent such Person would be deemed to be the beneficial owner thereof pursuant to Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as such rule may be amended from time to time.

      2. "Capital Stock" shall mean any class or series of capital stock of the Company other than any class or series of capital stock of the Company that is permitted by the Maritime Administration of the United States Department of Transportation ("MARAD") to be excluded from the determination of whether the Company is in compliance with the citizenship requirements of the Maritime Laws.

     3.   "Citizen" shall mean:

      (a)   any  individual who is a citizen of  the  United
States, by birth, naturalization or as otherwise authorized by law;

      (b) any corporation (i) that is organized under the laws of the United States or of a state, territory, district or possession thereof, (ii) not less than 75% of the capital stock of which is Beneficially Owned by Persons who are Citizens, (iii) whose president or chief executive officer, chairman of the board of directors and all officers authorized to act in the absence or disability of such Persons are Citizens and (iv) of which more than 50% of the number of its directors necessary to constitute a quorum are Citizens;

      (c) any partnership (i) that is organized under the laws of the United States or of a state, territory, district or possession thereof, (ii) all general partners of which are Citizens and (iii) not less than a 75% interest in which is Beneficially Owned by Persons who are Citizens;

      (d) any association or limited liability company (i) that is organized under the laws of the United States or of a state, territory, district or possession thereof, (ii) whose president or chief executive officer (or the Person serving in an equivalent position), chairman of the board of directors (or equivalent position) and all Persons authorized to act in the absence or disability of such Persons are Citizens, (iii) not less than a 75% interest in which or 75% of the voting power of which is Beneficially
Owned by Citizens and (iv) of which more than 50% of the number of its directors (or the Persons serving in equivalent positions) necessary to constitute a quorum are Citizens;

       (e) any joint venture (if not an association, corporation or partnership) (i) that is organized under the laws of the United States or of a state, territory, district or possession thereof and (ii) all co-venturers of which are Citizens; and

      (f) any trust (i) that is domiciled in and existing under the laws of the United States or of a state, territory, district or possession thereof, (ii) the trustee of which is a Citizen and (iii) of which not less than 75% of the beneficial interests in both income and principal are held for the benefit of Citizens.

      4. "Non-Citizen" shall mean any Person other than a Citizen.

      5. "Permitted Amount" shall mean shares of Capital Stock that, individually or in the aggregate (a) have Voting Power not in excess of 23% of Total Voting Power or (b) constitute not more than 23% of the total number of the issued and outstanding shares of Capital Stock; provided that, if the Maritime Laws are amended to change the amount of Capital Stock that a Non-Citizen may own or have the power to vote, then the Permitted Amount shall be changed to a percentage that is two percentage points less than the percentage that would cause the Company to be no longer qualified under the Maritime Laws, after giving effect to such amendment, as a Citizen qualified to (i) engage in coastwise trade, (ii) participate in MARAD's Title XI or comparable financing programs, or (iii) participate in operating differential subsidies or similar programs.

      6. "Person" shall mean an individual, partnership, corporation, limited liability company, trust, joint venture or other entity.

      7. "Total Voting Power" shall mean the total number of votes that may be cast by all outstanding shares of Capital Stock having Voting Power.

      8. "Voting Power" shall mean the power to vote with respect to the election of the Company's directors.

     C.   RESTRICTIONS ON TRANSFER.

      1. Any transfer, or attempted or purported transfer, of any shares of the Capital Stock of the Company or any interest therein or right thereof, that would result in the Beneficial Ownership by Non-Citizens, individually or in the aggregate, of shares of Capital Stock in excess of the Permitted Amount will, until such excess no longer exists, be void and ineffective as against the Company and the Company will not recognize, with respect to those shares that caused the Permitted Amount to be exceeded, the purported transferee as a stockholder of the Company for any purpose other than the transfer by the purported transferee of such excess to a person who is not a Non-Citizen or to the extent necessary to effect any other remedy available to the Company under this Article V.

      2. The Board of Directors is hereby authorized to effect any and all measures necessary or desirable (consistent with applicable law and the provisions of this Certificate of Incorporation) to fulfill the purpose and implement the provisions of this Article V, including without limitation, obtaining, as a condition to recording the transfer of shares on the stock records of the Company, affidavits or other proof as to the citizenship of existing or prospective stockholders on whose behalf shares of the Capital Stock of the Company or any interest therein or right thereof are or are to be held, or establishing and maintaining a dual stock certificate system under which different forms of stock certificates representing outstanding shares of the Capital Stock of the Company are issued to Citizens or Non-Citizens.

      D. SUSPENSION OF VOTING, DIVIDEND AND DISTRIBUTION RIGHTS WITH RESPECT TO EXCESS SHARES. If any shares of Capital Stock in excess of the Permitted Amount are Beneficially Owned by Non-Citizens, individually or in the aggregate, any such excess shares determined in accordance with this subparagraph D (the "Excess Shares"), shall, until such excess no longer exists, not be entitled to (1) receive any dividends or distributions of assets declared payable or paid to the holders of the Capital Stock of the Company during such period or (2) vote with respect to any matter submitted to a vote of the stockholders of the Company, and such Excess Shares shall not be deemed to be outstanding for purposes of determining the vote required on any matter properly submitted to a vote of the stockholders of the Company. At such time as the Permitted Amount is no longer exceeded, full voting rights shall be restored to any shares previously deemed to be Excess Shares, and any dividends or distributions with respect thereto that have been withheld shall be due and paid to the holders of such shares. If the number of shares of Capital Stock Beneficially Owned by Non-Citizens is in excess of the Permitted Amount, the shares deemed to be Excess Shares for purposes of this Article V will be those shares Beneficially Owned by Non-Citizens that the Board of Directors determines became so Beneficially Owned most recently, and such determination shall be conclusive.

      E. REDEMPTION OF EXCESS SHARES. The Company shall have the power, but not the obligation, to redeem Excess
Shares subject to the following terms and conditions:

      1. The per share redemption price (the "Redemption Price") to be paid for the Excess Shares to be redeemed shall be the sum of (a) the average closing sales price of the Capital Stock and (b) any dividend or distribution declared with respect to such shares prior to the date such shares are called for redemption hereunder but which has been withheld by the Company pursuant to subparagraph D. As used herein, the term "average closing sales price" shall mean the average of the closing sales prices of the Capital Stock on the New York Stock Exchange during the 10 trading days immediately prior to the date the notice of redemption is given; except that, if the Capital Stock is not traded on the New York Stock Exchange then the closing sales prices of the Capital Stock on any other national securities exchange selected by the Company on which such Capital Stock is listed, and if not listed on any national securities exchange, the closing sales prices as quoted on the Nasdaq National Market, and if not so quoted, the mean between the representative bid and ask prices as quoted by Nasdaq or another generally recognized reporting system, on each of such 10 trading days, and if not so quoted, as may be determined in good faith by the Board of Directors.

      2. The Redemption Price may be paid in cash or by delivery of a promissory note of the Company, at the election of the Company. Any such promissory note shall have a maturity of not more than 10 years from the date of issuance and shall bear interest at the rate equal to the then current coupon rate of a 10-year Treasury note as such rate is published in THE WALL STREET JOURNAL or comparable publication.

      3. A notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 10 days prior to the redemption date to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock records of the Company. Each such notice shall state (a) the redemption date, (b) the number of shares of Capital Stock to be redeemed from such holder,
(c) the Redemption Price, and the manner of payment thereof,
(d) the place where certificates for such shares are to be surrendered for payment of the Redemption Price, and (e) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

      4. From and after the redemption date, dividends on the shares of Capital Stock called for redemption shall cease to accrue and such shares shall no longer be deemed to be outstanding and all rights of the holders thereof as stockholders of the Company (except the right to receive from the Company the Redemption Price) shall cease. Upon surrender of the certificates for any shares so redeemed in accordance with the requirements of the notice of redemption (properly endorsed or assigned for transfer if the notice shall so state), such shares shall be redeemed by the Company at the Redemption Price. In case fewer than all shares represented by any such certificate are redeemed, a new certificate shall be issued representing the shares not redeemed without cost to the holder thereof.

      5. Such other terms and conditions as the Board of Directors may reasonably determine.

INTERNATIONAL SHIPHOLDING CORPORATION                 PROXY
650 Poydras Street, New Orleans, Louisiana 70130
____________________________________________________________
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      The undersigned hereby appoints Niels W. Johnsen, Erik
F. Johnsen and George Denegre, or any one or more of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of international Shipholding Corporation held of record by the undersigned on March 1, 1996 at the annual meeting of shareholders to be held on April 17, 1996, or any adjournment thereof.

1.  ELECTION OF DIRECTORS
     FOR all nominees listed below     WITHHOLD AUTHORITY
     (except as marked to the          To vote for all nominees listed
      contrary below) ____             below ____
      (INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
          NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.) Niels W. Johnsen, Erik F. Johnsen, Harold S. Grehan,Jr.,
       Niels M. Johnsen, Laurance Eustis, Raymond V. O'Brien, Jr., Edwin Lupberger, Edward K. Trowbridge, Erik L. Johnsen
2. Proposal to ratify the appointment of Arthur Andersen & Co., certified public accountants as the independent auditors for the Corporation for the fiscal year ending December 31, 1996.
    FOR _____      AGAINST _____            ABSTAIN_____
3. Proposal to amend the corporation's Certificate of Incorporation to regulate the ownership of the capital stock of the Corporation by persons who are not citizens of the United States.
    FOR _____      AGAINST _____            ABSTAIN_____
4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,
2 AND 3.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               DATED_____________________

                               ____________________________

                               SIGNATURE

                               ____________________________
                               SIGNATURE IF HELD JOINTLY

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
            PROMPTLY USING THE ENCLOSED ENVELOPE.